                                                                    Exhibit 99.1

                                  CORE, INC.

                               OPTION AGREEMENT


     This Option Agreement ("Agreement") is made as of the 14th day of June, 1997 (the "Grant Date") by and between CORE, INC., a Massachusetts corporation ("CORE"), and R. Gary Dolenga (the "Holder").

     WHEREAS, Holder, CORE and others have entered into an Asset Purchase Agreement, dated as of June 14, 1997 (the "Asset Purchase Agreement") pursuant to which corporations and a partnership controlled by Holder have agreed to sell substantially all their assets to SSDC Corp., a wholly-owned subsidiary of CORE;

     WHEREAS, in connection with Holder's agreement to (a) provide consulting services to CORE and SSDC Corp. during the period between the date hereof and the Closing Date (as such term is defined in the Asset Purchase Agreement), and
(b) enter into an Employment Agreement with SSDC Corp. to serve as the President thereof after the Closing (as such term is defined in the Asset Purchase Agreement), the Board of Directors of CORE have agreed to issue to Holder an Option to purchase shares of CORE's Common Stock pursuant to the terms of this Agreement.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree as follows:

     1.  Grant of Option.  Subject to the terms and conditions set forth herein,
         ---------------
CORE grants to Holder an Option ("Option") to purchase from CORE, at an exercise price of $8.25 per share (the "Exercise Price"), 160,000 shares of CORE's common stock (the "Option Shares"). Holder's right to purchase Option Shares shall vest over two years as set forth in Section 3.4.

     2.  Term of Option.  Unless earlier exercised or terminated pursuant to
         --------------
Section 3 below, this Option shall terminate on, and shall not be exercisable after June 14, 2002 (five (5) years from the Grant Date).

     3.  Exercise.
         --------

         3.1  Exercisability.  Subject to vesting and the terms and conditions
              --------------
of this Agreement, the Option may be exercised by Holder with respect to all or any portion of the shares of common stock covered by the Option at any time on or after the date hereof; provided that the Option may not be exercised at any one time with respect to less than one hundred (100) shares of common stock of CORE, unless the number of shares with respect to which the Option is exercised is the total number of shares with respect to which the Option is exercisable at that time.

         3.2  Notice of Exercise.  Holder shall exercise the Option by
              ------------------
delivering to CORE, either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price as provided in Subsection 3.3 below. The written notice shall set forth the whole number of shares with respect to which the Option is being exercised.

         3.3  Payment of Purchase Price.  (a) The purchase price for any shares
              -------------------------
of common stock with respect to which Holder exercises this Option shall be paid in full at the time Holder delivers to CORE the written notice of election to exercise. Except as provided in 3.3(b), the purchase price shall be paid in cash or by check.

              (b) Notwithstanding any provisions herein to the contrary, if the Current Market Value of one share of Common Stock of CORE is greater than the Exercise Price for one share of Underlying Common Stock (at the date of the calculation as set forth below), in lieu of paying the Exercise Price in cash, the Holder may elect to receive shares of Underlying Common Stock equal to the value (as determined below) of this Option (or the portion thereof being exercised) by surrender of this Option at the principal office of CORE together with a properly completed Notice in the form attached hereto as Exhibit A, in
                                                                ---------
which event CORE shall issue to the Holder that number of shares of underlying Common Stock computed using the following formula:

                    UCS  =    UWCS (CMV-EP)
                              -------------
                                  CMV

              Where

                    UCS  =    the number of shares of Underlying Common Stock to
                              be issued to the Holder.

                    UWCS = the number of shares of Underlying Common Stock purchasable under this Option, or, if only a portion of this Option is being exercised, the portion of this Option being exercised and canceled (at the date of such calculation).

                    CMV  =    the Current Market Value of one share of
                              Underlying Common Stock (at the date of such calculation).

                    EP   =    the per share Exercise Price (as adjusted to the
                              date of such calculation).

     Underlying Common Stock means the shares of Common Stock of CORE subject to this Option.

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

     Current Market Value means, at the date of determination, the closing price per share of Common Stock of CORE on the trading date immediately preceding the date of such determination, as such closing price is reported on the Nasdaq National Market or, if the Common Stock is not then traded on the Nasdaq National Market, on such other exchange or market on which the Common Stock is then traded.


         3.4  Vesting.  This Option shall be 50% exercisable on June 14, 1988
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(one year from the Grant Date) and 100% exercisable on June 14, 1999 (two years from the Grant Date). The June 14, 1999 vesting of the second 50% is contingent upon R. Gary Dolenga's continued employment with CORE or a CORE subsidiary through June 14, 1999, provided termination of employment due to disability or without "Cause" (as defined in the Employment Agreement between R. Gary Dolenga and SSDC Corp.) shall not prevent vesting pursuant to this sentence. This Option shall be 100% exercisable upon a "Change in Control" of CORE, as defined in
Section 10.6 hereof, during R. Gary Dolenga's employment with CORE or a CORE subsidiary. Subject to earlier termination events, this Option shall be exercisable as follows:

                                              First Date    Last Date
             Number of Shares     Percent     of Exercise   of Exercise
             ----------------     --------    ------------  -----------

                   80,000            50%       6/14/1998     6/14/2002
                   80,000            50%       6/14/1999     6/14/2002
                  -------           ----
TOTAL:            160,000           100%

         3.5  Earlier Termination Events.  Notwithstanding the scheduled
              --------------------------
expiration date set forth in Section 2, this Option shall terminate (i) immediately upon termination of the Asset Purchase Agreement pursuant to Article X thereof; or (ii) on September 30, 1997 or such later date as determined by CORE in its sole discretion if (A) the Closing under the Asset Purchase Agreement has not occurred, or (B) R. Gary Dolenga has not executed an Employment Agreement with SSDC Corp. prior to such date.

     4.   Issuance of Shares.  Promptly after CORE's receipt of the written
          ------------------
notice of election provided for in Subsection 3.2 above and Holder's payment in full of the purchase price pursuant to Section 3.3(a) or (b), CORE shall deliver, or cause to be delivered to Holder certificates for the whole number of shares with respect to which the Option is being exercised by Holder. Shares shall be registered in the name of the Holder.

     5.  No Fractional Shares.  In no event shall CORE be required to
         --------------------
issue fractional shares upon the exercise of any portion of the Option.

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

     6.  Rights as Stockholder.  Holder shall have no rights as a
         ---------------------
stockholder of CORE with respect to any shares covered by the Option until the date of exercise of an Option for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 7 below.

     7.   Recapitalization or Reorganization of CORE.  Except as otherwise
          ------------------------------------------
provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Option and the purchase price of such shares in the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of CORE. In the event of a liquidation of CORE or a merger, reorganization, or consolidation of CORE with any other corporation in which CORE is not the surviving corporation or CORE becomes a subsidiary of another corporation, or the sale of substantially all other assets of CORE or more than 50 percent of the then outstanding stock of CORE to another corporation or entity, any unexercised portion of the Option shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Option or to issue substitute options in place thereof. Notwithstanding the foregoing, if the Option otherwise would be cancelled in accordance with the preceding sentence, Holder shall receive advance notice of at least 30 days and have the right, exercisable during a thirty (30) day period ending on the fifth (5th) day prior to such liquidation, merger, consolidation, sale of assets or change of control, to exercise the Option in whole or in part. Such exercise may be contingent upon the closing of the proposed transaction and revocable by Holder if such transaction does not close. Additionally, for the purposes of the foregoing three sentences, such transaction shall be deemed to be a "Change in Control" upon Holder's exercise of this Option even if such exercise is prior to the actual closing of the transaction. To the extent that the foregoing adjustments relate to stock or securities of CORE, such adjustments shall be made by the Board, the determination of which shall be final, binding, and conclusive.

     8.   Permitted Transfer of Option.  This Option shall not be
          ----------------------------
assignable or transferable, provided, however, this Option may be transferred to the spouse or issue of Holder, the legal representative of any trust or estate in which the Holder or his or her spouse or issue shall have the principal beneficial interest, or any charitable remainder trust. In order for the transfer to be effective, transferee and CORE shall execute a new Option Agreement with the same terms and provisions as this Agreement.

     9.   Investment Representation.  Holder hereby represents and Options
          -------------------------
to CORE that Holder is acquiring the Option and the common stock subject thereto for Holder's own account and not with a view to or for sale in connection with any distribution thereof. Holder hereby further represents and Options to, and agrees with, CORE that, if Holder exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended, a registration statement covering the shares issuable upon exercise of the Option and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, that Holder may be required, as a condition of issuance of the shares of common stock of CORE covered by the Option, to represent to CORE that the shares issued pursuant to the exercise of the Option are being acquired for investment and without a view to distribution thereof; and that in such case CORE may place a legend on the certificate(s) evidencing the shares of the common stock of CORE issued upon exercise of the Option reflecting the fact that the shares were acquired for investment and cannot be sold or transferred unless registered under said Act or unless counsel for CORE is satisfied that the circumstances of the proposed transfer do not require such registration.

     10.  Option not an Incentive Stock Option.  CORE and the Holder acknowledge
          ------------------------------------
and agree that the Option is not and shall not be construed to be an "Incentive Stock Option" (as such term is defined under (S)422 of the Internal Revenue Code of 1986, as amended.

     11.  General Provisions.
          ------------------

          11.1  Entire Agreement; Effect.  This Agreement contains the
                ------------------------
entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof, including, without limitation, that certain Warrant Agreement of even date herewith by and between CORE and R. Gary Dolenga. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement.

          11.2  Governing Law.  This Agreement shall be governed by, and
                -------------
construed in accordance with, the laws of the Commonwealth of Massachusetts.

          11.3  Notices.  Any notice given pursuant to this Agreement may be
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served personally on the party to be notified or may be mailed, with postage thereon fully prepaid, by certified or registered mail, with return receipt requested, addressed as set forth by the party's signature of this Agreement or at such other address as such party may designate in writing from time to time. Any notice given as provided in the preceding sentence shall be deemed delivered when given, if personally served, or ten (10) business days after mailing, if mailed.

          11.4  Further Acts.  Each party to this Agreement agrees to perform
                ------------
such further acts and to execute and deliver such other and additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

          11.5  Severability.  If any term, provision, covenant, or condition of
                ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

          11.6  Definition of Change in Control of CORE.  As used in Section 3.4
                ----------------------------------------
hereof, a "Change in Control" of CORE shall be deemed to have occurred if:

       (i) there is a merger or consolidation of CORE in which CORE is not the continuing or surviving corporation;

       (ii) CORE sells substantially all its assets to a single purchaser or to a group of associated purchasers;

       (iii) at least two-thirds of the outstanding common stock of CORE is sold, exchanged or otherwise disposed of in one transaction or in a series of related transactions;

       (iv) any person or entity becomes directly or indirectly the owner or beneficial owner of 50% or more of CORE's outstanding stock;

       (v) individuals who at the date hereof constitute the Board of Directors of CORE cease to constitute a majority thereof, provided that such change is the direct or indirect result of a
              -------------
              proxy fight and contested election for positions on the Board; or

       (vi) the Board of Directors of CORE determines in its sole and absolute discretion that there has been a change in control of CORE

     IN WITNESS WHEREOF, the parties have entered into this Option Agreement as of the date first written above.


                                    CORE, INC.

                                    By:  /s/  George C. Carpenter IV
                                         --------------------------------------
                                         George C. Carpenter IV
                                         Chairman and Chief Executive Officer


                                         /s/  R. Gary Dolenga
                                         --------------------------------------
                                         R. Gary Dolenga
                                         ("Holder")

Attachment
----------
Exhibit A - Form of Notice of Cashless Exercise

                                   Exhibit A
                                   ---------

               Notice of Election to Exercise Net Exercise Rights
               --------------------------------------------------

     The undersigned Holder of the attached Option to purchase
                                                               ---------------
(       ) shares of Common Stock of CORE, INC. hereby exercises said Option
 -------
in its entirety* by electing to receive, in cancellation of the enclosed Option* that number of shares of Underlying Common Stock computed in accordance with the provisions of Section 3.3(b) of the attached Option.

                                    ------------------------------------
                                    ("Holder")


Dated:
        ---------








----------
* (or, if applicable with respect to a designated smaller number of shares)

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